SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of report (Date of earliest event reported)           December 22, 1999


                              Rainforest Cafe, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State of Other Jurisdiction of Incorporation)


            000-27366                                         41-1779527
    (Commission File Number)                (I.R.S. Employer Identification No.)


                             720 South Fifth Street
                            Hopkins, Minnesota 554343
               (Address of Principal Executive Offices) (Zip Code)


                                 (612) 945-5400
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On December 22, 1999, Rainforest Cafe, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Lakes Gaming, Inc. ("Lakes") and RFC Acquisition Co., a wholly-owned subsidiary of Lakes ("Merger Sub"). Pursuant to the terms and subject to the conditions of the Merger Agreement, Merger Sub will be merged with and into the Company (the "Merger"), with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Lakes.

         As provided in the Merger Agreement, each share of Common Stock of the Company outstanding at the time of the Merger will be converted into 0.55 shares of Common Stock of Lakes, subject to the payment of cash in lieu of any fractional share.

         Consummation of the Merger is subject to customary conditions, including approval of the Merger Agreement by shareholders of the Company and Lakes, the expiration or termination of the waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the regulations thereunder, and not more than 10% of the Company's shares exercising dissenter's rights. The Merger Agreement provides for the payment by the Company to Lakes of a termination fee of $2 million in the event the Merger Agreement is terminated in certain circumstances and the Company consummates a competing takeover proposal within six months following such termination.

         The Merger Agreement and a copy of the joint press release issued by the Company and Lakes on December 22, 1999 relating to the Merger Agreement have been filed as exhibits to this Report and are incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to such exhibits.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired:

                  Not required.

         (b)      Pro Forma Financial Information:

                  Not required.

         (c)      Exhibits:

                  See Exhibit Index on page following Signatures.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RAINFOREST CAFE, INC.


Date:  December 22, 1999                  By       /s/ Kenneth W. Brimmer
                                               Kenneth W. Brimmer
                                               President

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                  EXHIBIT INDEX

                                       to

                                    FORM 8-K


                              RAINFOREST CAFE, INC.




Exhibit Number    Exhibit Description

         2 Agreement and Plan of Merger dated December 22, 1999, by and among Rainforest Cafe, Inc., Lakes Gaming, Inc. and RFC Acquisition Co.

         99       Joint Press release dated December 22, 1999.